UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: August 17, 2018
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On August 17, 2018, Tenet Healthcare Corporation (the “Company”) completed the sale of all of the outstanding equity interests of its wholly owned subsidiary HCN European Surgery Center Holdings Limited (“Aspen”) to NMC Healthcare UK Limited for total consideration of approximately £252 million (approximately $332 million using an exchange rate of £1.0 = $1.3197 at June 30, 2018), comprised of an initial base cash purchase price of approximately $12 million and the buyer's assumption of approximately $320 million of liabilities, which were recorded as liabilities held for sale as of June 30, 2018 (the “Transaction”). The Transaction is subject to customary purchase price adjustments. Aspen owned and operated all of the Company’s assets in the United Kingdom, including four acute care hospitals, one cancer center and four outpatient facilities. The Company classified Aspen as Held for Sale in September 2017 and suspended depreciation at that time.
In connection with the Transaction, the Company expects to record an estimated noncash impairment charge of approximately $4 million after-tax within continuing operations in the quarter ending September 30, 2018.
Unaudited pro forma financial information relating to the Transaction is furnished in Item 9.01 of this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
On August 20, 2018, the Company issued a press release announcing the completion of the Transaction. The press release is furnished as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The Company’s Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2018 and Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2017 and the six months ended June 30, 2018 (collectively, the “Unaudited Pro Forma Financial Statements”) are furnished as Exhibit 99.1 hereto and are based on the Company’s historical consolidated results of operations and financial position, adjusted to give effect to the Transaction. The Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2018 has been prepared to present the Company’s financial condition as if the Transaction had occurred on June 30, 2018. The Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2017 and the six months ended June 30, 2018 have been prepared to present the Company’s results of operations as if the Transaction had occurred on January 1, 2017.
The Unaudited Pro Forma Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2017, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the six months ended June 30, 2018.
(d) Exhibits

99.1	Unaudited Pro Forma Financial Statements and accompanying notes
99.2	Press release issued on August 20, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: August 20, 2018	By:	/s/ R. Scott Ramsey
R. Scott Ramsey
Vice President and Controller
(Principal Accounting Officer)

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